UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2007

CIT GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31369	65-1051192

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Fifth Avenue
New York, New York 10017
(Address of registrant’s principal executive office)

Registrant’s telephone number, including area code (212) 771-0505

                                           Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01. Other Events.

This Current Report on Form 8-K includes as an exhibit a press release, dated April 2, 2007, reporting that CIT Technology Financing Services, Inc., a subsidiary of CIT Group Inc., has entered into an agreement to purchase the vendor financing business of Citicapital Technology Finance, Inc. and Citicorp Vendor Finance, Inc., both subsidiaries of Citigroup, Inc., which has approximately $2 billion of equipment leases and related infrastructure. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

        99.1 Press Release issued by CIT Group Inc. on April 2, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIT GROUP INC. (Registrant)

By:	/s/ William J. Taylor
William J. Taylor Executive Vice President, Controller and Principal Accounting Officer

Dated: April 2, 2007